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                                                                    EXHIBIT 32.1

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                        18 UNITED STATESC. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Elizabeth H. Davila, certify, pursuant to 18 UNITED STATESC. Section 1350, as adopted pursuant to Section 906 of Sarbanes-Oxley Act of 2002, that the Annual Report of VISX, Incorporated on Form 10-K for the period ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of VISX, Incorporated.

                                        /s/Elizabeth H. Davila
                                        ----------------------------------------
                                        Elizabeth H. Davila
                                        Chief Executive Officer
                                        March 12, 2004

I, Derek A. Bertocci, certify, pursuant to 18 UNITED STATESC. Section 1350, as adopted pursuant to Section 906 of Sarbanes-Oxley Act of 2002, that the Annual Report of VISX, Incorporated on Form 10-K for the period ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of VISX, Incorporated.

                                        /s/Derek A. Bertocci
                                        ----------------------------------------
                                        Derek A. Bertocci
                                        Chief Financial Officer
                                        March 12, 2004